UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-4254

Smith Barney Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:   July 31

Date of reporting period:  July 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY MUNICIPAL HIGH INCOME FUND CLASSIC SERIES | ANNUAL REPORT | JULY 31, 2004

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Classic Series

Annual Report • July 31, 2004 SMITH BARNEY MUNICIPAL HIGH INCOME FUND

PETER M. COFFEY

Peter M. Coffey has more than 35 years of securities business experience and assumed management of the fund on February 3, 1999.

FUND OBJECTIVE

The fund seeks to maximize current income exempt from federal income taxes by investing under normal market conditions at least 80% of the value of its net assets, plus any borrowings, for investment purposes, in intermediate-term and long-term municipal securities rated medium investment-grade, low investment-grade or below investment-grade by a nationally recognized rating organization or if unrated, of comparable quality.

FUND FACTS

FUND INCEPTION

September 16, 1985

MANAGER INVESTMENT INDUSTRY EXPERIENCE

35 Years

What’s Inside

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

The bond markets performed much better over the first half of the period than it did during the second half of the period. Bond prices declined significantly in April before stabilizing over recent months, and municipal bonds were no exception. The pullback in bond prices, which tend to move opposite anticipated interest rate movements, was triggered by heightened concern about resurgent inflation, rising rates and anticipation that the Federal Reserve Bank (“Fed”) would begin to push key short-term rates higher. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between that steady growth and the inflation that can generally accompany it.

Given the momentum behind the economy, the Fed, as was widely expected, edged up its federal funds rate[i] target from a four-decade low of 1% to 1.25% at the end of June. The Fed further increased it by another quarter-of-a-percentage point on August 10th, after the end of the fund’s reporting period. As the period came to a close, reports suggested that the pace of job growth, inflation and the pace of gross domestic product (“GDP”)ii growth had slowed.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“Citigroup”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to primarily serve the Smith Barney family of mutual funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 18, 2004

1 Smith Barney Municipal High Income Fund | 2004 Annual Report

MANAGER OVERVIEW

Special Shareholder Notice

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Market Overview

Although bond prices got off to a choppy start last summer, they stabilized and traded in a tighter range than in the fall. During this time, the economy continued to grow at a more robust pace versus early 2003. The labor market, however, continued to languish last year and through much of the first quarter of this year. In March, however, growth of non-farm payroll jobs rose significantly and remained strong through the spring, although inflation also picked up.

After an extended period of monetary easing, the Fed’s monetary policymaking committee raised its federal funds rate target from a four- decade low of 1% to 1.25% at the end of June – the Fed’ s first rate hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. Lower interest rates can help stimulate the economy; accordingly, higher rates can help curb economic growth and inflation.

The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from near-historic lows. As a result, bond prices declined and yields rose in advance of the Fed’s action, particularly in April, before prices stabilized somewhat in June and July. As the period came to a close, economic reports indicated that the pace of job growth and inflation had dropped compared to the spring. The rate of GDP growth also declined but remained above its quarterly levels during the first half of last year. Over the 12-month period, the high-yield component sub-index of the Lehman Brothers Municipal Bond Index significantly outperformed the broader-based index, although in July the high-yield index component underperformed it.

Performance Review

For the 12 months ended July 31, 2004, Class A shares of the Smith Barney Municipal High Income Fund, excluding sales charges, returned 4.58%. In comparison, the unmanaged broad-based Lehman Brothers Municipal Bond Indexiii returned 5.79%. The fund’s Lipper high-yield municipal debt funds category average returned

PERFORMANCE SNAPSHOT
AS OF JULY 31, 2004
(excluding sales charges)

	6 Months	12 Months
Class A Shares – Smith Barney Municipal
High Income Fund	0.63%	4.58%
Lehman Brothers Municipal Bond Index	0.06%	5.79%
Lipper High-Yield Municipal Debt Funds
Category Average	0.57%	6.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.38% and Class C shares returned 0.35% over the six months ended July 31, 2004. Excluding sales charges, Class B shares returned 4.04% and Class C shares returned 4.00% over the 12 months ended July 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2004, calculated among the 80 funds for the six-month period and among the 80 funds for the 12-month period, in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

2 Smith Barney Municipal High Income Fund | 2004 Annual Report

6.38% for the 12-month period[1] Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

During the period, the portfolio remained defensively positioned with a short position in U.S. Treasury futures to hold up better than the broader municipal bond market in a rising-rate environment. Although this approach prevented the fund from fully participating in upside market moves, it generated positive results when bond prices experienced a pullback in prices in the spring before the Fed raised its target for the federal funds rate. In the recent market and rate environment, the fund’s manager believes his approach to durationiv was more prudent than a longer-duration strategy. Isolated security-specific factors among certain high-yield holdings exerted downward pricing pressure on certain holdings, causing them to buck the broader trend and impacted relative performance in its fund category. Securities in the hospital, industrial development, pollution control and transportation sectors were significant contributors to the fund’s performance, with the notable exception of two airport facilities issues for US Air and one hospital issue that was sold. Several issues in the lifecare, multi-family housing and solid waste sectors significantly detracted from the fund’s performance. The manager continued to target bonds in a diverse cross-section of market segments.

Thank you for your investment in the Smith Barney Municipal High Income Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

Peter M. Coffey
Vice President and Investment Officer

August 18, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please note that high yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of total investments) as of July 31, 2004 were: Hospitals (18.9%); Industrial Development (12.0%); Transportation (10.8%); Multi-Family Housing (10.6%); Life Care Systems (8.2%). The fund’s portfolio composition is subject to change at any time.

Portfolio holdings and breakdowns are as of July 31, 2004 and are subject to change. Please refer to pages 9 through 16 for a list and percentage breakdown of the fund’s holdings.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended July 31, 2004, calculated among the 80 funds in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.
i	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
iv	Duration is a common guage of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.

3 Smith Barney Municipal High Income Fund | 2004 Annual Report

Smith Barney Muni High Income Fund at a Glance (unaudited)

Investment Breakdown†

January 31, 2004	July 31, 2004

†	As percentage of total investments. Please note that Fund holdings are subject to change.

4 Smith Barney Municipal High Income Fund | 2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on February 1, 2004 and held for the six months ended July 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)

Class A	0.63%	$1,000.00	$1,006.30	$4.19

Class B	0.38	1,000.00	1,003.80	6.73

Class C(4)	0.35	1,000.00	1,003.50	6.92

(1)	For the six months ended July 31, 2004.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(3)
Expenses are equal to the annualized expense ratio of 0.84%, 1.35% and 1.39% for the Fund’s Class A, B and C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

5 Smith Barney Municipal High Income Fund | 2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,020.69	$4.22

Class B	5.00	1,000.00	1,018.15	6.77

Class C(3)	5.00	1,000.00	1,017.95	6.97

(1)	For the six months ended July 31, 2004.
(2)	Expenses are equal to the annualized expense ratio of 0.84%, 1.35% and 1.39% for the Fund’s Class A, B and C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

6 Smith Barney Municipal High Income Fund | 2004 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C(2)

Twelve Months Ended 7/31/04	4.58%	4.04%	4.00%

Five Years Ended 7/31/04	3.09	2.57	2.51

Ten Years Ended 7/31/04	4.68	4.16	N/A

Inception* through 7/31/04	4.95	6.30	4.97

	With Sales Charges(3)

	Class A	Class B	Class C(2)

Twelve Months Ended 7/31/04	0.40%	(0.37)%	3.02%

Five Years Ended 7/31/04	2.25	2.42	2.51

Ten Years Ended 7/31/04	4.26	4.16	N/A

Inception* through 7/31/04	4.58	6.30	4.97

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class A (7/31/94 through 7/31/04)	58.06%

Class B (7/31/94 through 7/31/04)	50.27

Class C(2) (Inception* through 7/31/04)	60.04

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B and C shares are November 6, 1992, September 16, 1985 and November 17, 1994, respectively.
†
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7 Smith Barney Municipal High Income Fund | 2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Smith Barney Municipal High Income Fund vs. Lehman Brothers Municipal Bond Index†

July 1994 — July 2004

†
Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1994, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2004. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of bonds which are all investment-grade, fixed-rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8 Smith Barney Municipal High Income Fund | 2004 Annual Report

Schedule of Investments	July 31, 2004

FACE AMOUNT	RATING(a) SECURITY		VALUE

MUNICIPAL BONDS AND NOTES — 100.0%
Alabama — 1.1%
$1,750,000	NR	Capstone Improvement District of Brookwood, AL Series A, 7.700% due 8/15/23†	$437,500
3,500,000	NR	Rainbow City, AL Special Health Care Facilities Financing Authority,
		Series A, 8.250% due 1/1/31 (b)	3,634,680

			4,072,180

Alaska — 0.6%
2,300,000	NR	Alaska Industrial Development & Export Authority Revenue, Williams
		Lynxs Alaska Cargoport, 8.125% due 5/1/31 (c)	2,381,627

Arizona — 5.1%
2,900,000	BBB+	Arizona Health Facilities Authority Revenue, Catholic Healthcare West,
		Series A, 6.625% due 7/1/20	3,245,158
3,500,000	NR	Casa Grande, AZ IDA, Hospital Revenue, Casa Grande Regional Medical
		Center, Series A, 7.625% due 12/1/29 (b)	3,628,590
		Maricopa County, AZ IDA, Multi-Family Housing Revenue:
2,340,000	NR	Grand Victoria Housing LLC Project, Series B, 10.000% due 5/1/31 (d)	2,339,298
5,070,000	NR	MetroGardens, Series B, 6.500% due 7/1/29†	2,028,608
1,880,000	NR	Whispering Palms Apartments, Series B, 7.400% due 7/1/29†	940,000
		Pima County, AZ IDA, Series A:
2,320,000	NR	Educational Revenue, ( Life School College Prep. Project), 7.875% due 7/1/21	2,070,368
1,100,000	BBB-	Educational Revenue, (Noah Webster Basic), 6.125% due 12/15/34	1,048,322
4,000,000	NR	Healthcare Facilities Revenue, 8.500% due 11/15/32 (b)	3,523,320

			18,823,664

Arkansas — 1.5%
		Arkansas State Development Financing Authority:
4,000,000	BBB-	Hospital Revenue, Washington Regional Medical Center, 7.375% due 2/1/29 (b)	4,391,000
1,000,000	BB+	Industrial Facilities Revenue, (Potlatch Corp. Projects), Series A, 7.750% due 8/1/25 (c)	1,068,750

			5,459,750

California — 8.9%
6,000,000	NR	Barona CA, GO, Band of Mission Indians, 8.250% due 1/1/20 (b)	6,409,980
1,000,000	AA-	California Pollution Control Financing Authority, 1.030% 11/1/26 (e)	1,000,000
		California State Department of Water Resources & Power Supply Revenue, RITES:
2,500,000	NR	Series PA-1226-A, AMBAC-Insured, 9.439% due 5/1/10 (e)	3,017,500
3,500,000	AAA‡	Series PA-1227, MBIA/IBC-Insured, 9.189% due 5/1/11 (b)(e)	3,979,850
		California State GO, Various Purposes:
2,000,000	BBB	5.250% due 11/1/29	2,018,780
2,000,000	BBB	5.500% due 4/1/30	2,064,880
		California Statewide Communities Development Authority:
1,000,000	A	East Campus Apartments LLC, Series A 5.625% due 8/1/34	996,400
2,500,000	NR	East Valley Tourist, Series A, 9.250% due 10/1/20	2,613,150
		Golden State Tobacco Securitization Corp., CA Tobacco Settlement Revenue:
2,500,000	BBB	Series 2003-A-1, 6.250% due 6/1/33	2,274,425
2,000,000	BBB	Series 2003-A-1, 6.750% due 6/1/39	1,801,600
3,150,000	BBB	Series 2003-A-5, 7.875% due 6/1/42	3,218,638
500,000	NR	Los Angeles, CA Unified School District, RITES, Series C-PA-1118, 8.985% due 1/1/11 (e)	570,420
3,000,000	Ba2*	Vallejo, CA COP, Lease Revenue, Touro University, 7.375% due 6/1/29	3,076,260

			33,041,883

Colorado — 2.0%
		Colorado Educational and Cultural Facilities Authority Revenue, Charter School:
1,500,000	Ba2*	Peak to Peak Project, 7.500% due 8/15/21	1,783,980
1,500,000	BBB-	Refunding, Jefferson Project, Series A, 6.000% due 6/15/33	1,411,950
1,000,000	Baa1*	Colorado Health Facilities Authority Revenue ( Parkview Medical Center Project),
		6.600% due 9/1/25	1,055,910

See Notes to Financial Statements.

9 Smith Barney Municipal High Income Fund | 2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT
	RATING(a) SECURITY		VALUE

Colorado — 2.0% (continued)
$2,726,000	NR	Littleton, CO GO, Highline Business Improvement District, Series B, 8.750% due 12/15/19†	$1,226,700
10,000,000	AAA	Northwest Parkway Public Highway Authority Revenue, Capital Appreciation, Sr. Bonds,
		Series B, AMBAC-Insured, zero coupon due 6/15/31	2,013,700

			7,492,240

Connecticut — 1.7%
		Connecticut State Airport Revenue, Bradley International Airport, FGIC-Insured:
620,000	AAA	Call 10/1/04 @ 100, 7.650% due 10/1/12 (f)	626,392
1,380,000	AAA	Unrefunded Balance, 7.650% due 10/1/12	1,394,228
4,000,000	NR	Connecticut State Development Authority, IDR, (AFCO Cargo LLC Project), 8.000%
		due 4/1/30 (b)(c)	4,135,320

			6,155,940

District of Columbia — 0.3%
1,000,000	AAA	District of Columbia COP, Public Safety & Emergency, AMBAC-Insured, 5.500% due 1/1/19	1,087,970

Florida — 6.5%
1,000,000	NR	Bonnet Creek Resort Community Development, 7.500% due 5/1/34	1,050,110
3,000,000	NR	Capital Projects Finance Authority, FL Continuing Care Retirement, Glenridge
		on Palmer Ranch, Series A, 8.000% due 6/1/32	2,999,460
3,000,000	NR	Capital Trust Agency, FL Seminole Tribe Convention, Series A, 10.000% due 10/1/33 (b)	3,628,890
2,000,000	A	Highlands County, FL Health Facilities Authority Revenue, 6.000% due 11/15/25	2,103,620
		Hillsborough County, FL IDA Revenue, Series A:
4,250,000	NR	Lakeshore Villas Project, 6.700% due 7/1/21 (b)	3,735,155
1,000,000	NR	National Gypsum Convention, 7.125% due 4/1/30 (c)	1,052,500
		Orange County, FL Health Facilities Authority Revenue:
2,000,000	NR	First Mortgage, (GF/Orlando Inc. Project), 9.000% due 7/1/31	2,036,380
2,100,000	NR	Multi-Family Revenue, Series C, 9.000% due 1/1/32	835,485
1,000,000	A1*	Pinellas County, FL Health Facilities Authority Revenue, 5.500% due 11/15/33	1,015,910
2,500,000	NR	Reunion East Community Development District, FL Special Assessment,
		Series A, 7.375% due 5/1/33	2,660,925
2,950,000	NR	Waterlefe Community Development District, FL Golf Course Revenue, 8.125% due 10/1/25	3,060,537

			24,178,972

Georgia — 5.6%
1,000,000	AAA	Atlanta, GA Airport Passenger Facility, Series C, 5.000% due 1/1/33	996,940
6,000,000	NR	Atlanta, GA Tax Allocation, (Atlantic Station Project), 7.900% due 12/1/24 (b)	6,262,440
5,000,000	NR	Atlanta, GA Urban Residential Finance Authority, Multi-Family Revenue, Park Place
		Apartments, Series A, 6.750% due 3/1/31 (b)	3,969,800
5,000,000	NR	Augusta, GA Housing Authority, Multi-Family Housing Revenue, Emerald Coast
		Housing II, Series A, 7.500% due 8/1/34†	3,100,000
2,280,000	NR	Clayton County, GA Housing Authority, Multi-Family Housing Revenue, ( Magnolia
		Park Apartments Project), 7.500% due 12/1/30†	23
1,400,000	NR	Columbus, GA Housing Authority Revenue, (Gardens at Calvary Project),
		7.000% due 11/15/29	1,135,120
1,500,000	NR	Fulton County, GA Residential Care Facilities, Senior Lien, RHA Assisted Living, 7.000% due 7/1/29	1,379,610
1,500,000	NR	Gainesville & Hall County, GA Development Authority Revenue, Senior Living Facilities,
		Lanier Village, Series C, 7.250% due 11/15/29	1,599,930
2,000,000	NR	Savannah, GA EDA Revenue, College of Art & Design Project, 6.900% due 10/1/29	2,375,760

			20,819,623

Illinois — 3.5%
980,000	AA	Chicago, IL Metropolitan HDC, Mortgage Revenue, Section 8, Series A, FHA-Insured,
		6.700% due 7/1/12	981,264
2,000,000	AAA	Chicago, IL O’Hare International Airport, General Airport Revenue, Third Lien,
		Series 2003-A-2, 5.750% due 1/1/21 (c)	2,140,820

See Notes to Financial Statements.

10 Smith Barney Municipal High Income Fund | 2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT
	RATING(a) SECURITY		VALUE

Illinois — 3.5% (continued)
		Illinois Development Financing Authority Revenue:
$2,000,000	BBB	Chicago Charter School Foundation Project, Series A, 6.250% due 12/1/32	$2,008,200
3,250,000	Ba3*	Citgo Petroleum Corp. Project, 8.000% due 6/1/32 (b)(c)	3,428,782
		Illinois Health Facilities Authority Revenue:
1,500,000	A	Passavant Memorial Area Hospital, 6.000% due 10/1/24	1,527,780
1,250,000	A	Ref-Osf Health Care, 5.250% due 11/15/22	1,251,788
2,000,000	NR	Will County, IL Student Housing Revenue, ( Joliet Junior College Project), Series A, 6.750% due 9/1/33	1,597,960

			12,936,594

Indiana — 1.6%
3,000,000	B	East Chicago, IN PCR, (Inland Steel Co. Project No. 10), 6.800% due 6/1/13	2,884,620
2,000,000	Baa1*	Indiana Health Facilities Financing Authority, Hospital Revenue, ( Riverview
		Hospital Project), 6.125% due 8/1/31	2,025,480
2,845,000	NR	Indianapolis, IN Multi-Family Revenue, ( Lake Nora Fox Club Project), Series B, 7.500% due 10/1/29†	1,109,550

			6,019,650

Kansas — 0.5%
2,000,000	BBB-‡	Overland Park, KS Development Corp. Revenue, First Tier, Series A, 7.375% due 1/1/32	2,046,060

Louisiana — 4.9%
960,000	NR	Epps, LA COP, 8.000% due 6/1/18	972,998
		Louisiana Local Government Environment Facilities, Community Development Authority Revenue:
5,000,000	A	Capital Projects & Equipment Acquisition Program, ACA-Insured, 6.550% due 9/1/25 (b)	5,433,250
5,000,000	NR	St. James Place, 8.000% due 11/1/25	3,262,700
2,000,000	BB-	Port of New Orleans, LA IDR, (Continental Grain Co. Project), 7.500% due 7/1/13	2,044,680
4,000,000	BBB	Tobacco Settlement Financing Corp., LA Revenue, Series 2001 B, 5.875% due 5/15/39 (b)	3,270,400
3,000,000	BB+	West Feliciana Parish, LA PCR, Gulf State Utilities, 7.700% due 12/1/14	3,048,870

			18,032,898

Maryland — 2.0%
7,000,000	NR	Maryland State Economic Development Corp., Chesapeake Bay, Series A, 7.730% due 12/1/27 (b)	6,872,880
2,500,000	Ca*	Prince Georges County, MD Greater Southeast Health Care System, 6.375% due 1/1/23†	600,000

			7,472,880

Massachusetts — 4.1%
		Boston, MA IDA Revenue:
		Crosstown Center Project:
1,000,000	Baa3*	6.500% due 9/1/35 (c)	979,040
1,500,000	NR	8.000% due 9/1/35 (c)	1,484,580
1,460,000	NR	Roadhouse Hospitality LLC Project, 7.875% due 3/1/25 (c)	1,440,144
3,000,000	NR	Massachusetts State Development Financing Agency Revenue Brianwood,
		Series B, 8.250% due 12/1/30	3,212,700
		Massachusetts State Health & Educational Facilities Authority Revenue:
2,000,000	BBB	Caritas Christi Obligation, Series B, 6.750% due 7/1/16	2,176,840
5,000,000	AAA	INFLOS, Series G, AMBAC-Insured, 10.653% due 7/1/25 (b)(g)	5,029,200
395,000	AA	Massachusetts State HFA, Housing Revenue, Single Family, Series 38, 7.200%
		due 12/1/26 (c)	404,365
2,345,000	NR	Massachusetts State IFA Revenue GO, Bradford College, 5.625% due 11/1/28 (h)(i)†	328,300

			15,055,169

Michigan — 1.9%
		Allen Academy, MI COP:
2,500,000	NR	8.000% due 6/1/33	2,496,750
1,000,000	NR	Series A, 8.000% due 6/1/33	966,080
1,600,000	NR	Cesar Chavez Academy, MI COP, 8.000% due 2/1/33 (d)	1,621,488

See Notes to Financial Statements.

11 Smith Barney Municipal High Income Fund | 2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT
	RATING(a) SECURITY		VALUE

Michigan — 1.9% (continued)
$1,780,000	NR	Michigan State Strategic Fund Limited Obligation Revenue, Michigan Sugar Co.,
		Series A, 6.250% due 11/1/15	$1,691,623
5,000,000	NR	Michigan State Strategic Fund Reserve Recovery Limited Obligation Revenue,
		Central Wayne Energy, Series A, 7.000% due 7/1/27 (c)†	250,000

			7,025,941

Minnesota — 0.5%
1,715,000	NR	Sartell, MN Health Care & Housing Facilities Revenue, (Foundation for Health Care
		Project), Series A, 8.000% due 9/1/30	1,801,625

Missouri — 0.4%
1,500,000	NR	St. Joseph, MO IDA, Health Care Revenue, Living Community of St. Joseph Project, 7.000% due 8/15/32	1,539,045

Montana — 2.2%
5,000,000	CCC+	Lewis & Clark County, MT Environmental Revenue Facilities, (Asarco Inc. Project),
		5.850% due 10/1/33 (b)(c)	3,643,950
6,480,000	NR	Montana State Board Investment Resource Recovery Revenue, ( Yellowstone Energy
		LP Project), 7.00% due 12/31/19 (b)(c)	4,634,885

			8,278,835

Nebraska — 0.3%
1,000,000	Aaa*	Lancaster County Hospital Authority, 1.020% due 6/1/18 (e)	1,000,000

New Hampshire — 0.4%
1,500,000	BBB-	New Hampshire Health & Educational Facilities Authority Revenue, New Hampshire
		College, 7.500% due 1/1/31	1,622,670

New Jersey — 7.6%
		New Jersey EDA:
5,250,000	B	Continental Airlines Inc. Project, 6.250% due 9/15/29 (b)	3,841,268
3,750,000	NR	Retirement Community Revenue, Series A, 8.250% due 11/15/30 (b)	4,006,687
		New Jersey Health Care Facility Financing Authority Revenue:
3,500,000	CCC	Columbus Hospital, Series A, 7.500% due 7/1/21	3,170,930
5,000,000	BBB-	Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (b)	5,582,750
3,000,000	AAA	New Jersey State Turnpike Authority, Series A, 5.000% due 1/1/30	3,012,720
		Tobacco Settlement Financing Corp.:
5,000,000	BBB	6.750% due 6/1/39 (b)	4,492,850
2,000,000	BBB	7.000% due 6/1/41	1,868,200
3,000,000	BBB	6.125% due 6/1/42	2,412,060

			28,387,465

New York — 4.6%
1,000,000	NR	Brookhaven, NY IDA Civic Facilities Revenue, Memorial Hospital Center, Series A,
		8.250% due 11/15/30	1,056,470
1,000,000	NR	Monroe County, NY IDA, Civic Facilities Revenue, (Woodland Village Project), 8.550% due 11/15/32	1,065,620
2,000,000	AA+	New York City Municipal Water Finance Authority (Water and Sewer System), 5.000% due 6/15/39	1,970,640
		New York, NY IDA, Civic Facility Revenue:
2,775,000	NR	Amboy Properties Corp. Project, 6.750% due 6/1/20	2,703,710
2,240,000	NR	Special Needs Facilities Pooled Program, Series A-1, 8.125% due 7/1/19	2,401,101
		New York, NY Variable Sub-Series:
2,500,000	AA-	B-2, 1.090% due 3/1/34 (e)	2,500,000
1,000,000	AA-	H-1, 1.060% due 8/15/23 (e)	1,000,000
2,165,000	AA-	New York State COP, (Hanson Redevelopment Project), 8.375% due 5/1/08	2,368,813
2,000,000	NR	Onondaga County, NY IDA, Solid Waste Disposal Facilities Revenue, (Solvay
		Paperboard LLC Project), 7.000% due 11/1/30 (c)	2,087,820

			17,154,174

See Notes to Financial Statements.

12 Smith Barney Municipal High Income Fund | 2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT
	RATING(a) SECURITY		VALUE

New Mexico — 0.3%
$1,000,000	NR	Sandoval County, NM Santa Ana Pueblo Project, 7.750% due 7/1/15	$1,015,410

North Carolina — 2.5%
		Charlotte, NC Special Facilities Revenue, Charlotte/Douglas International Airport:
2,000,000	NR	5.600% due 7/1/27 (c)	1,052,780
2,000,000	NR	US Airways, 7.750% due 2/1/28 (j)	1,272,420
		North Carolina Medical Care Community Health Care Facilities Revenue, De Paul Community Facility:
2,055,000	NR	6.125% due 1/1/28	1,891,237
1,965,000	NR	7.625% due 11/1/29	2,020,079
2,500,000	AAA	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue,
		MBIA-Insured, TICS, 10.927% due 1/1/11 (e)	3,025,300

			9,261,816

Ohio — 2.1%
2,500,000	BBB	Cuyahoga County, OH Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	2,736,875
		Ohio State Water Development Authority, PCR, Series A:
3,475,000	BBB-	Cleveland Electric, 8.000% due 10/1/23 (b)(c)	3,579,667
1,500,000	BBB-	Toledo Edison, 8.000% due 10/1/23 (c)	1,546,920

			7,863,462

Oklahoma — 0.8%
800,000	AAA	Oklahoma HFA, Single Family Mortgage, Series B, GNMA-Collateralized, 7.997% due 8/1/18 (c)	873,424
2,200,000	B-	Tulsa, OK Municipal Airport Revenue, American Airlines, 7.350% due 12/1/11	2,020,128

			2,893,552

Oregon — 0.3%
1,000,000	BBB	Klamath Falls, OR, International Community Hospital Authority Revenue,
		(Merle West Medical Center Project), 6.250% due 9/1/31	1,030,640

Pennsylvania — 7.3%
1,000,000	NR	Cumberland County, PA Municipal Authority, Retirement Community
		Revenue, Wesley Affiliated Services, Series A, 7.250% 1/1/35	1,013,490
5,000,000	NR	Dauphin County, PA General Authority, Riverfront Office, 6.000% due 1/1/25 (b)	4,692,450
3,500,000	NR	Lehigh County, PA General Purpose Authority Revenue, First Mortgage-Bible
		Fellowship Church Home Inc., 7.750% due 11/1/33 (b)	3,578,015
		Montgomery County, PA Higher Education & Health Authority Revenue,
		Temple Continuing Care Center :
6,000,000	NR	6.625% due 7/1/19†	1,680,000
5,000,000	NR	6.750% due 7/1/29†	1,400,000
1,000,000	NR	Northumberland County PA IDA Facilities Revenue (NHS Youth Services Inc.), Series A,
		7.500% due 2/15/29	983,460
		Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
4,500,000	BBB-	Resource Recovery Revenue, (Colver Project), Series D, 7.125% due 12/1/15 (b)	4,653,945
4,000,000	BBB	WasteWater Treatment Revenue, Sun Co. Inc., (R&M Project), Series A, 7.600% due 12/1/24 (b)(c)	4,144,000
500,000	AA	Philadelphia, PA Hospitals & Higher Education Facilities, 1.050% due 2/15/14 (e)	500,000
4,000,000	NR	Westmoreland County, PA IDA Revenue, Health Care Facilities Revenue,
		Series B, 8.125% due 11/15/30 (b)	4,303,520

			26,948,880

South Carolina — 3.0%
		Greenville, SC Connector 2000 Association, Toll Road Revenue:
		Capital Appreciation, Series B:
12,500,000	B-	Zero coupon due 1/1/28	1,250,750
20,250,000	B-	Zero coupon due 1/1/30	1,774,102
9,900,000	B-	Zero coupon due 1/1/36	606,078

See Notes to Financial Statements.

13 Smith Barney Municipal High Income Fund | 2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a) SECURITY		VALUE

South Carolina — 3.0% (continued)
$15,550,000	B-	Zero coupon due 1/1/38	$846,853
5,970,000	B-	Southern Connector Project, Series A, 5.375% due 1/1/38 (b)	3,885,037
2,000,000	BBB	Richland County, SC, International Paper, 6.100% due 4/1/23 (c)	2,051,140
1,150,000	NR	Tobacco Settlement Revenue Management Authority, SC Tobacco Settlement
		Revenue, RITES, Series PA 962, 10.805% due 11/15/2009 (e)	839,592

			11,253,552

Tennessee — 0.7%
3,000,000	NR	Shelby County, TN Health Educational & Housing Facilities Revenue, 6.875% due 7/1/36	2,746,680

Texas — 9.3%
5,000,000	CCC	Alliance Airport Authority, TX Special Facilities Revenue, American
		Airlines Inc. Project, 7.000% due 12/1/11 (b)(c)	4,169,650
4,990,000	NR	Austin-Bergstrom Landhost Enterprises Inc., TX Airport Hotel, 6.750% due 4/1/27	3,018,052
4,870,000	NR	Bexar County, TX Housing Financial Corp., Multi-Family Housing Revenue,
		Series A, Continental Lady Ester, 6.875% due 6/1/29 (b)	4,471,050
2,500,000	BBB	Brazos River Authority, TX PCR, TXU Energy Co. LLC Project, Series C, 6.750% due 10/1/38 (c)	2,612,775
1,000,000	A-	Brazos River, TX Brazoria County Environmental, (Dow Chemical
		Co. Project), Series A-7, 6.625% due 5/15/33 (c)	1,070,220
1,995,000	B	Corpus Christi, TX, (Celanese Project), Series A, 6.450% due 11/1/30	1,933,494
1,665,000	Caa2*	Dallas-Fort Worth, TX International Airport Facilities Import Corp. Revenue,
		American Airlines, Inc., 6.375% due 5/1/35 (c)	1,042,124
1,040,000	NR	Denton County, TX Reclamation & Road District, 8.500% due 6/1/16	1,049,350
1,450,000	NR	El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue,
		Sub-Las Lomas Apartments, Series C, 8.375% due 6/1/30	1,531,113
3,000,000	Ba3*	Gulf Coast IDA, TX Solid Waste Disposal Revenue, (Citgo Petroleum
		Corp. Project), 7.500% due 5/1/25	3,137,040
3,000,000	NR	Midlothian, TX Development Authority Tax, Increment Contract Revenue, 7.875% due 5/1/26	3,236,010
		Texas State Affordable Housing Corp. Multi-Family Housing Revenue, Series C:
1,030,000	Baa2*	Ashton Place & Woodstock, Jr. Bond, 7.250% due 8/1/33	869,557
2,140,000	Baa1*	Sub-HIC Arborstone/Baybrook, 7.250% due 11/1/31	2,042,223
		Willacy County, TX Public Facility Corp. Project Revenue:
1,190,000	NR	County Jail, 7.500% due 11/1/25	1,174,875
3,000,000	NR	Series A-1, 8.250% due 12/1/23	3,038,880

			34,396,413

Vermont — 0.1%
1,000,000	NR	Vermont Educational & Health Buildings Financing Agency, Health
		Care Facilities, (Copley Manor Project), 6.150% due 4/1/19†	500,000

Virginia — 4.1%
1,505,000	NR	Alexandria, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
		(Parkwood Court Apartments Project), Series C, 8.125% due 4/1/30	1,503,931
1,000,000	NR	Broad Street Community Development Authority, VA, 7.500% due 6/1/33	989,950
		Newport News, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
		St. Michael’s Apartments:
1,360,000	NR	7.625% due 11/1/18	1,285,921
2,135,000	NR	7.250% due 11/1/28	1,866,289
		Pocahontas Parkway Association, VA Toll Road Revenue, Capital Appreciation, Series B:
18,400,000	BB	Zero coupon due 8/15/33	1,799,888
35,500,000	BB	Zero coupon due 8/15/35	3,206,715

See Notes to Financial Statements.

14 Smith Barney Municipal High Income Fund | 2004 Annual Report

Schedule of Investments (continued)	July 31, 2004

FACE AMOUNT	RATING(a) SECURITY		VALUE

Virginia — 4.1% (continued)
		Virginia Beach, VA Development Authority, Multi-Family Housing Revenue, Residential Rental:
$2,485,000	NR	Hampton Project, 7.500% due 10/1/39 (c)	$2,306,155
2,485,000	NR	Mayfair Project, 7.500% due 10/1/39 (c)	2,409,704

			15,368,553

Washington — 0.7%
2,940,000	BBB	Tobacco Settlement Authority, WA Tobacco Settlement Revenue, 6.500% due 6/1/26	2,751,517

Wisconsin — 1.0%
		Wisconsin State Health & Educational Facilities Authority Revenue:
1,000,000	BBB+	Aurora Health Care, 6.400% due 4/15/33	1,047,380
1,600,000	NR	Benchmark Health Care Inc. Project, Series A, 6.750% due 12/1/28†	967,888
1,500,000	BBB+	Marshfield Clinic, Series B, 6.000% due 2/15/25	1,524,450

			3,539,718

		TOTAL INVESTMENTS — 100.0%
		(Cost — $414,373,155**)	$371,457,048

†	Security is currently in default.
(a)	All ratings are by Standard & Poor’s Ratings Service, except for those that are identified by an asterisk (*), which are rated by Moody’s Investors Service or those that are identified by a double dagger (‡), which are rated by Fitch Ratings.
(b)	All or a portion of this security has been segregated for open futures contracts (See Note 5).
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)	All or a portion of this security is held as collateral for open futures contracts (See Note 5).
(e)	Variable rate security.
(f)	Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(g)	Inverse floating rate security — coupon varies inversely with level of short-term tax-exempt interest rates.
(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(i)	Subsequent to the reporting period, on August 17, 2004, this security was deemed illiquid.
(j)	Subsequent to July 31, 2004, U.S. Airways has filed for bankruptcy.
**	Aggregate cost for Federal income tax purposes is $413,713,653.

See pages 17 through 19 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.

15 Smith Barney Municipal High Income Fund | 2004 Annual Report

Summary of Investments by Industry*	July 31, 2004

Hospitals	18.9%
Industrial Development	12.0
Transportation	10.8
Multi-Family Housing	10.6
Life Care Systems	8.2
Tobacco	6.2
Education	5.3
Water and Sewer	4.1
Utilities	2.6
Public Facilities	1.9
Other	19.4

100.0%

*	As a percentage of total investments. Please note that fund holdings are subject to change.

See Notes to Financial Statements.

16 Smith Barney Municipal High Income Fund | 2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—
Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, CCC and CC, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

17 Smith Barney Municipal High Income Fund | 2004 Annual Report

Bond Ratings (unaudited) (continued)

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—
Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch Ratings (“Fitch”) — Ratings from “A” to “BBB” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings with the major ratings categories.

AAA	—

Bonds rated “AAA” by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

A	—

Bonds rated “A” are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB	—
Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate.Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having demand feature — VRDO.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

18 Smith Barney Municipal High Income Fund | 2004 Annual Report

Abbreviations*(unaudited)

ABAG	—	Association of Bay Area Governments	GO	—	General Obligation
ACA	—	American Capital Assurance	HDC	—	Housing Development Corporation
AIG	—	American International Guaranty	HFA	—	Housing Finance Authority
AMBAC	—	Ambac Assurance Corporation	IBC	—	Insured Bond Certificates
BAN	—	Bond Anticipation Notes	IDA	—	Industrial Development Authority
BIG	—	Bond Investors Guaranty	IDB	—	Industrial Development Board
CGIC	—	Capital Guaranty Insurance Company	IDR	—	Industrial Development Revenue
CHFCLI	—	California Health Facility Construction	IFA	—	Industrial Finance Authority
		Loan Insurance	INFLOS	—	Inverse Floaters
CONNIE LEE	—	College Construction Loan Insurance	LOC	—	Letter of Credit
		Association	MBIA	—	Municipal Bond Investors Assurance
COP	—	Certificate of Participation			Corporation
EDA	—	Economic Development Authority	MVRICS	—	Municipal Variable Rate Inverse
ETM	—	Escrowed to Maturity			Coupon Security
FAIRS	—	Floating Adjustable Interest Rate	PCR	—	Pollution Control Revenue
		Securities	RAN	—	Revenue Anticipation Notes
FGIC	—	Financial Guaranty Insurance Company	RIBS	—	Residual Interest Bonds
FHA	—	Federal Housing Administration	RITES	—	Residual Interest Tax-Exempt Securities
FHLMC	—	Federal Home Loan Mortgage	SYCC	—	Structured Yield Curve Certificate
		Corporation	TAN	—	Tax Anticipation Notes
FNMA	—	Federal National Mortgage Association	TECP	—	Tax-Exempt Commercial Paper
FRTC	—	Floating Rate Trust Certificates	TICS	—	Tender Inverse Certificates
FSA	—	Financing Security Assurance	TOB	—	Tender Option Bonds
GIC	—	Guaranteed Investment Contract	TRAN	—	Tax and Revenue Anticipation Notes
GNMA	—	Government National Mortgage	VA	—	Veterans Administration
		Association	VRWE	—	Variable Rate Wednesday Demand
________
*	Abbreviations may or may not appear in the Schedule of Investments.

19 Smith Barney Municipal High Income Fund | 2004 Annual Report

Statement of Assets and Liabilities	July 31, 2004

ASSETS:
Investments, at value (Cost — $ 414,373,155)	$371,457,048
Cash	155,044
Interest receivable	5,660,057
Receivable for securities sold	4,952,422
Receivable for Fund shares sold	100,616
Other assets	15,453

Total Assets	382,340,640

LIABILITIES:
Payable for securities purchased	1,977,080
Payable to broker — variation margin	1,500,000
Dividends payable	1,032,156
Payable for Fund shares reacquired	207,081
Investment advisory fee payable	128,889
Administration fee payable	64,445
Distribution plan fees payable	44,008
Accrued expenses	111,427

Total Liabilities	5,065,086

Total Net Assets	$377,275,554

NET ASSETS:
Par value of shares of beneficial interest	$26,333
Capital paid in excess of par value	450,124,786
Undistributed net investment income	2,169,681
Accumulated net realized loss from investment transactions and futures contracts	(27,216,639)
Net unrealized depreciation of investments and futures contracts	(47,828,607)

Total Net Assets	$377,275,554

Shares Outstanding:
Class A	20,424,516

Class B	4,217,645

Class C	1,691,160

Net Asset Value:
Class A (and redemption price)	$14.33

Class B *	$14.34

Class C *	$14.32

Maximium Public Offering Price Per Share:
Class A (net asset value plus 4.17% of net asset value per share)	$14.93

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 3).

See Notes to Financial Statements.

20 Smith Barney Municipal High Income Fund | 2004 Annual Report

Statement of Operations	For the Year Ended July 31, 2004

INVESTMENT INCOME:
Interest	$29,468,242

EXPENSES:
Investment advisory fee (Note 3)	1,624,882
Distribution plan fees (Note 6)	1,089,910
Administration fee (Note 3)	812,441
Transfer agency services (Note 6)	148,952
Audit and legal	86,301
Shareholder communications (Note 6)	46,236
Custody	43,514
Registration fees	28,131
Trustees’ fees	26,876
Other	3,543

Total Expenses	3,910,786

Net Investment Income	25,557,456

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
Realized Gain (Loss) From:
Investment transactions	(11,990,805)
Futures contracts	8,003,810

Net Realized Loss	(3,986,995)

Net Increase in Unrealized Depreciation of Investments and Futures Contracts	(3,639,004)

Net Loss on Investments and Futures Contracts	(7,625,999)

Increase in Net Assets From Operations	$17,931,457

See Notes to Financial Statements.

21 Smith Barney Municipal High Income Fund | 2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended July 31,

	2004	2003

OPERATIONS:
Net investment income	$25,557,456	$30,216,512
Net realized loss	(3,986,995)	(16,539,126)
Increase in net unrealized depreciation	(3,639,004)	(7,748,363)

Increase in Net Assets From Operations	17,931,457	5,929,023

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2 AND 7):
Net investment income	(26,260,158)	(29,020,736)

Decrease in Net Assets From Distributions to Shareholders	(26,260,158)	(29,020,736)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	27,451,741	35,684,405
Net asset value of shares issued for reinvestment of distributions	13,101,623	14,716,990
Cost of shares reacquired	(82,411,035)	(91,027,415)

Decrease in Net Assets From Fund Share Transactions	(41,857,671)	(40,626,020)

Decrease in Net Assets	(50,186,372)	(63,717,733)

NET ASSETS:
Beginning of year	427,461,926	491,179,659

End of year*	$377,275,554	$427,461,926

* Includes undistributed net investment income of:	$2,169,681	$2,934,684

See Notes to Financial Statements.

22 Smith Barney Municipal High Income Fund | 2004 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)

Net Asset Value, Beginning of Year	$14.64	$15.40	$15.82	$15.78	$16.98

Income (Loss) From Operations:
Net investment income(2)	0.94	1.01	1.02	1.03	0.92
Net realized and unrealized gain (loss)(2)	(0.28)	(0.80)	(0.45)	0.01	(1.12)

Total Income (Loss) From Operations	0.66	0.21	0.57	1.04	(0.20)

Less Distributions From:
Net investment income	(0.97)	(0.97)	(0.99)	(1.00)	(0.95)
Net realized gains	—	—	—	—	(0.05)

Total Distributions	(0.97)	(0.97)	(0.99)	(1.00)	(1.00)

Net Asset Value, End of Year	$14.33	$14.64	$15.40	$15.82	$15.78

Total Return	4.58%	1.45%	3.77%	6.84%	(1.00)%

Net Assets, End of Year (millions)	$293	$326	$371	$368	$303

Ratios to Average Net Assets:
Expenses	0.84%	0.85%	0.84%	0.82%	0.84%
Net investment income(2)	6.41	6.72	6.56	6.50	6.13

Portfolio Turnover Rate	21%	27%	24%	29%	29%

Class B Shares	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)

Net Asset Value, Beginning of Year	$14.65	$15.40	$15.82	$15.79	$16.99

Income (Loss) From Operations:
Net investment income(2)	0.86	0.93	0.93	0.92	1.18
Net realized and unrealized gain (loss)(2)	(0.28)	(0.78)	(0.43)	0.04	(1.46)

Total Income (Loss) From Operations	0.58	0.15	0.50	0.96	(0.28)

Less Distributions From:
Net investment income	(0.89)	(0.90)	(0.92)	(0.93)	(0.87)
Net realized gains	—	—	—	—	(0.05)

Total Distributions	(0.89)	(0.90)	(0.92)	(0.93)	(0.92)

Net Asset Value, End of Year	$14.34	$14.65	$15.40	$15.82	$15.79

Total Return	4.04%	0.99%	3.26%	6.25%	(1.52)%

Net Assets, End of Year (millions)	$60	$76	$93	$119	$198

Ratios to Average Net Assets:
Expenses	1.35%	1.35%	1.35%	1.32%	1.34%
Net investment income(2)	5.91	6.22	6.04	5.96	5.59

Portfolio Turnover Rate	21%	27%	24%	29%	29%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.52% for Class A shares. In addition, for Class A shares, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Without the adoption of this change, for the year ended July 31, 2002, the net investment income, net realized and unrealized loss per share and the ratio of net investment income to average net assets would have been $0.92, $0.42 and 6.00%, respectively, for Class B shares. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

23 Smith Barney Municipal High Income Fund | 2004 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	2004(2)	2003(2)	2002(2)	2001(2)	2000(2)

Net Asset Value, Beginning of Year	$14.63	$15.39	$15.80	$15.76	$16.96

Income (Loss) From Operations:
Net investment income(3)	0.86	0.92	0.94	0.94	0.70
Net realized and unrealized gain (loss)(3)	(0.28)	(0.79)	(0.45)	0.01	(1.00)

Total Income (Loss) From Operations	0.58	0.13	0.49	0.95	(0.30)

Less Distributions From:
Net investment income	(0.89)	(0.89)	(0.90)	(0.91)	(0.85)
Net realized gains	—	—	—	—	(0.05)

Total Distributions	(0.89)	(0.89)	(0.90)	(0.91)	(0.90)

Net Asset Value, End of Year	$14.32	$14.63	$15.39	$15.80	$15.76

Total Return	4.00%	0.89%	3.24%	6.21%	(1.61)%

Net Assets, End of Year (millions)	$24	$25	$27	$21	$5

Ratios to Average Net Assets:
Expenses	1.40%	1.41%	1.38%	1.35%	1.44%
Net investment income(3)	5.86	6.16	6.05	6.01	5.57

Portfolio Turnover Rate	21%	27%	24%	29%	29%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the ratio of net investment income to average net assets would have been 6.01%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

See Notes to Financial Statements.

24 Smith Barney Municipal High Income Fund | 2004 Annual Report

Notes to Financial Statements

1. Significant Accounting Policies

The Smith Barney Municipal High Income Fund (“Fund”), a separate investment fund of the Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, SB Capital and Income Fund, Smith Barney High Income Fund, SB Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Dividend and Income Fund and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The following are significant accounting policies consistently followed by the Fund are in conformity with U.S. generally accepted accounting principles (“GAAP”): (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At July 31, 2004, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy requirements that allow interest from municipal securities, which is exempt from Federal income tax and from certain states’ income taxes, to retain its exempt-interest status when distributed to the shareholders of the Fund.

It is the Fund’s policy to distribute dividends monthly. Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

25 Smith Barney Municipal High Income Fund | 2004 Annual Report

Notes to Financial Statements (continued)

3. Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2004, the Fund paid transfer agent fees of $130,484 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment and thereafter declines by 0.50% the first year after purchase payment and by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year of purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2004, CGM and its affiliates received sales charges of approximately $158,000 and $21,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the year ended July 31, 2004, CDSCs paid to CGM were approximately $109,000 and $1,000 for the Fund’s Class B and C shares, respectively.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

4. Investments

During the year ended July 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$82,919,228

Sales	139,354,463

At July 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,867,793
Gross unrealized depreciation	(54,124,398)

Net unrealized depreciation	$(42,256,605)

26 Smith Barney Municipal High Income Fund | 2004 Annual Report

Notes to Financial Statements (continued)

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

At July 31, 2004, the Fund held the following open futures contracts:

	Number of Contracts	Expiration	Basis Value	Market Value	Unrealized Loss

Contracts to Sell:
U.S. 20 Year Treasury Bond, 6.000%	1,200	9/04	$124,950,000	$129,862,500	$(4,912,500)

6. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended July 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$468,894	$446,601	$174,415

For the year ended July 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C

Transfer Agency Service Expenses	$112,660	$27,018	$9,274

For the year ended July 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$33,743	$9,809	$2,684

7. Distributions Paid to Shareholders by Class

	Year Ended July 31, 2004	Year Ended July 31, 2003

Net Investment Income
Class A	$20,585,210	$22,535,152
Class B	4,164,592	4,995,933
Class C	1,510,356	1,489,651

Total	$26,260,158	$29,020,736

27 Smith Barney Municipal High Income Fund | 2004 Annual Report

Notes to Financial Statements (continued)

8. Shares of Beneficial Interest

At July 31, 2004, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2004		Year Ended July 31, 2003

	Shares	Amount	Shares	Amount

Class A
Shares sold	1,291,723	$18,939,101	1,432,512	$21,492,484
Shares issued on reinvestment	750,983	10,955,067	817,677	12,236,413
Shares reacquired	(3,898,831)	(57,058,726)	(4,050,784)	(60,749,254)

Net Decrease	(1,856,125)	$(27,164,558)	(1,800,595)	$(27,020,357)

Class B
Shares sold	315,894	$4,630,931	676,660	$10,184,941
Shares issued on reinvestment	107,219	1,565,504	131,596	1,971,268
Shares reacquired	(1,438,623)	(21,061,538)	(1,624,249)	(24,433,969)

Net Decrease	(1,015,510)	$(14,865,103)	(815,993)	$(12,277,760)

Class C†
Shares sold	264,872	$3,881,709	267,204	$4,006,980
Shares issued on reinvestment	39,878	581,052	34,039	509,309
Shares reacquired	(293,183)	(4,290,771)	(388,640)	(5,844,192)

Net Increase (Decrease)	11,567	$171,990	(87,397)	$(1,327,903)

†	On April 29, 2004, Class L shares were renamed as Class C shares.

9. Capital Loss Carryforward

At July 31, 2004, the Fund had, for Federal income tax purposes, approximately $19,741,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of each carryforward loss is indicated below. Expiration occurs on July 31 of the year indicated:

	2009	2010	2011	2012

Carryforward Amounts	$1,032,000	$3,221,000	$3,834,000	$11,654,000

In addition, the Fund had $12,368,858 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

10. Income Tax Information and Distributions to Shareholders

At July 31, 2004, the tax basis components of distributable earnings were:

Undistributed tax-exempt income	$2,522,775

Accumulated capital losses	(19,740,721)

Unrealized depreciation	(42,256,605)

28 Smith Barney Municipal High Income Fund | 2004 Annual Report

Notes to Financial Statements (continued)

At July 31, 2004, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals, mark-to-market of derivative contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the years ended July 31, 2004 and 2003 was:

	2004	2003

Tax-exempt income	$26,242,288	$29,020,736
Ordinary income	17,870	—

11. Additional Information

Citigroup has been notified by the Staff of the Securities and Exchange Commission (“SEC”) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (“CAM”), including its applicable investment advisory companies and Citicorp Trust Bank (“CTB”), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. On August 12, 2004, CAM paid the Fund $58,564, its allocable share of the amount described above through a waiver of its fees.

12. Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds. The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

29 Smith Barney Municipal High Income Fund | 2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and broker. As to securities sold or purchased but not yet delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Municipal High Income Fund of Smith Barney Income Funds as of July 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York September 17, 2004

30 Smith Barney Municipal High Income Fund | 2004 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Municipal High Income Fund (“Fund”) are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Lee Abraham	Trustee	Since	Retired; Former Director	27	None
13732 LeHavre Drive		1993	of Signet Group PLC
Frenchman’s Creek
Palm Beach Gardens, FL 33410
Age 76

Allan J. Bloostein	Trustee	Since	President of Allan	34	Taubman
27 West 67th Street		1985	Bloostein Associates, a		Centers Inc.
New York, NY 10023			consulting firm; Former
Age 74			Director of CVS Corp.

Jane F. Dasher	Trustee	Since	Controller of PBK	27	None
Korsant Partners		1999	Holdings Inc., a family
283 Greenwich Avenue			investment company
3rd Floor
Greenwich, CT 06830
Age 54

Richard E. Hanson, Jr.	Trustee	Since	Retired; Former Head of	27	None
2751 Vermont Route 140		1985	the New Atlanta Jewish
Poultney, VT 05764			Community High School
Age 62

Paul Hardin	Trustee	Since	Professor of Law &	34	None
12083 Morehead		1999	Chancellor Emeritus at
Chapel Hill, NC 27514-8426			the University of
Age 72			North Carolina

Roderick C. Rasmussen	Trustee	Since	Investment Counselor	27	None
9 Cadence Court		1999
Morristown, NJ 07960
Age 77

John P. Toolan	Trustee	Since	Retired	27	John Hancock
13 Chadwell Place		1999			Funds
Morristown, NJ 07960
Age 73

31 Smith Barney Municipal High Income Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of Citigroup	221	None
Citigroup Asset	President and	2002	Global Markets Inc. (“CGM”);
Management (“CAM”)	Chief		Chairman, President and Chief
399 Park Avenue, 4th Floor	Executive		Executive Officer of Smith Barney
New York, NY 10022	Officer		Fund Management LLC (“SBFM”),
Age 53			Travelers Investment Adviser, Inc.
(“TIA”) and Citi Fund Management
Inc. (“CFM”); President and Chief
Executive Officer of certain mutual
funds associated with Citigroup Inc.
(“Citigroup”); Formerly Portfolio
Manager of Smith Barney Allocation
Series Inc. (from 1996 to 2001) and
Smith Barney Growth and Income
Fund (from 1996 to 2000)

Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice	N/A	N/A
CAM	President	2003	President and Chief Administrative
125 Broad Street, 11th Floor	and Chief		Officer of mutual funds associated
New York, NY 10004	Administrative		with Citigroup; Chief Financial Officer
Age 47	Officer		and Treasurer of certain mutual funds
associated with Citigroup; Head of
International Funds Administration of
CAM (from 2001 to 2003); Director
of Global Funds Administration of
CAM (from 2000 to 2001); Head of
U.S. Citibank Funds Administration of
CAM (from 1998 to 2000)

Robert J. Brault	Chief	Since	Director of CGM; Chief Financial	N/A	N/A
CAM	Financial	2004	Officer and Treasurer of certain
125 Broad Street, 11th Floor	Officer and		mutual funds associated with
New York, NY 10004	Treasurer		Citigroup; Director of Internal Control
Age 38			for CAM U.S. Mutual Fund
Administration (from 2002 to 2004);
Director of Project Management &
Information Systems for CAM U.S.
Mutual Fund Administration (from
2000 to 2002); Vice President of
Mutual Fund Administration at
Investors Capital Services (from
1999 to 2000)

Peter M. Coffey	Vice President	Since	Managing Director of CGM;	N/A	N/A
CAM	and	1987	Investment Officer of SBFM
399 Park Avenue, 4th Floor	Investment
New York, NY 10022	Officer
Age 58

32 Smith Barney Municipal High Income Fund | 2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Andrew Beagley	Chief	Since	Director of CGM (since 2000);	N/A	N/A
CAM	Anti-Money	2002	Director of Compliance, North
399 Park Avenue, 4th Floor	Laundering		America, CAM (since 2000); Chief
New York, NY 10022	Compliance		Anti-Money Laundering Compliance
Age 40	Officer		Officer, Vice President and Chief
Compliance Officer of certain mutual
	Chief	Since	funds associated with Citigroup;
	Compliance	2004	Director of Compliance, Europe, the
	Officer		Middle East and Africa, CAM (from
1999 to 2000); Compliance Officer,
Salomon Brothers Asset Management
Limited, Smith Barney Global Capital
Management Inc., Salomon Brothers
Asset Management AsiaPacific
Limited (from 1997 to 1999)

Kaprel Ozsolak	Controller	Since	Vice President of CGM; Controller of	N/A	N/A
CAM		2002	certain mutual funds associated
125 Broad Street, 11th Floor			with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel	Secretary	Since	Managing Director and General	N/A	N/A
CAM	and	2003	Counsel of Global Mutual Funds for
300 First Stamford Place, 4th Floor	Chief Legal		CAM and its predecessor (since 1994);
Stamford, CT 06902	Officer		Secretary of CFM (from 2001 to 2004);
Age 48			Secretary and Chief Legal Officer of
mutual funds associated with Citigroup
_________
*	Each Trustee and Officer serves until his or her successors has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

33 Smith Barney Municipal High Income Fund | 2004 Annual Report

Tax Information (unaudited)

For the year ended July 31, 2004, 99.93% of the dividends paid by the Fund from net investment income were tax exempt for regular Federal income tax purposes.

34 Smith Barney Municipal High Income Fund | 2004 Annual Report

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SMITH BARNEY MUNICIPAL HIGH INCOME FUND
TRUSTEES	INVESTMENT ADVISER
Lee Abraham	Smith Barney Fund Management LLC
Allan J. Bloostein
Jane F. Dasher	DISTRIBUTOR
R. Jay Gerken, CFA	Citigroup Global Markets Inc.
Chairman
Richard E. Hanson, Jr.	CUSTODIAN
Paul Hardin	State Street Bank and
Roderick C. Rasmussen	Trust Company
John P. Toolan

OFFICERS	TRANSFER AGENT
R. Jay Gerken, CFA	Citicorp Trust Bank, fsb.
President and Chief	125 Broad Street, 11th Floor
Executive Officer	New York, New York 10004

Andrew B. Shoup	SUB-TRANSFER AGENT
Senior Vice President and	PFPC Inc.
Chief Administrative Officer	P.O. Box 9699
Providence, Rhode Island
Robert J. Brault	02940-9699
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer and Chief
Compliance Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Income Funds

Smith Barney Municipal High Income Fund

The Fund is a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.smithbarneymutualfunds.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds — Smith Barney Municipal High Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY MUNICIPAL HIGH INCOME FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0427 9/04	04-7178

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the Smith Barney Income Funds were $222,000 and $217,500 for the years ended 7/31/04 and 7/31/03.

(b)	Audit-Related Fees for the Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(c)	Tax Fees for Smith Barney Income Funds were $19,500 and $19,100 for the years ended 7/31/04 and 7/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Income Funds.

(d)	All Other Fees for Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds were $0 and $0 for the years ended 7/31/04 and 7/31/03.

(h)	Yes. The Smith Barney Income Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Income Funds or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date:  October 8, 2004

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Income Funds

Date:  October 8, 2004

By:	/s/ Robert J. Brault (Robert J. Brault) Chief Financial Officer of Smith Barney Income Funds

Date:  October 8, 2004